Filed Pursuant to Rule 497(a)

File No. 333-193241

Rule 482 Ad

FOR IMMEDIATE RELEASE

BDCA Announces Potential Extension of Continuous Offering

New York, New York, June 26, 2014 ˗ Business Development Corporation of America (“BDCA”), a business development company (“BDC”) primarily focused on senior debt investments in middle market private companies, announced today that it has filed a preliminary registration statement and amendments thereto (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) relating to a possible extension of its continuous offering (the “Extension”). The potential Extension was approved by BDCA’s Board of Directors (“Board”) based on the recommendation of its adviser, BDCA Adviser, LLC (“BDCA Adviser”) and the Board’s determination that the Extension would be in the best interests of BDCA and holders of BDCA’s common shares (“Shares”) to (i) potentially increase the assets of BDCA available for investment and (ii) make additional Shares available for BDCA’s dividend reinvestment plan.

Subject to the Registration Statement for the Extension becoming effective under the Securities Act of 1933, as amended, BDCA will offer up to 101,100,000 Shares on a continuous basis. BDCA intends to request from the SEC that the Registration Statement be declared effective on July 1, 2014. If and when the Registration Statement becomes effective and the Extension commences, BDCA’s registration for its initial public offering of $1.5 billion in Shares will terminate. The transition to the possible Extension will afford selling group participants and their financial advisors the possibility of offering prospective investors the ability to invest in BDCA and gain exposure to BDCA’s growing investment portfolio. Shares offered in connection with the potential Extension may not be available for purchase in all states, and are subject to individual state clearance.

About BDCA Adviser

BDCA Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and was formed in June 2010. BDCA Adviser is an indirect wholly-owned subsidiary of AR Capital, LLC, which directly and through its affiliates sponsors a variety of securities offerings, including publicly registered non-traded real estate investment trusts, a publicly registered non-traded BDC and funds registered under the Investment Company Act of 1940, as amended.

Important Notice

The statements in this press release that are not historical facts may be forward-looking statements, including statements with regard to the future performance of BDCA. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different.

The information in this communication is not complete and may be changed. BDCA may not sell these Shares until the Registration Statement filed with the SEC is effective. This communication is not an offer to sell the Shares and is not a solicitation of an offer to buy these Shares in any state where the offer to sell or sale is not permitted.

Prospective investors should carefully consider the investment objectives, risks, charges and expenses of BDCA before investing. BDCA’s preliminary prospectus contains information about these important issues referenced herein as well as other information about BDCA. A preliminary prospectus for BDCA may be obtained by calling 877-373-2522 or writing BDCA in care of: Realty Capital Securities, LLC, Three Copley Place, Suite 3300, Boston, MA 02116. Please read the preliminary prospectus carefully before investing.

Contacts

Anthony J. DeFazio DDCworks tdefazio@ddcworks.com Ph: (484-342-3600)	Nicholas Radesca, CFO, Treasurer & Secretary Business Development Corporation of America nradesca@arlcap.com Ph: (212-415-6500)

Andrew G. Backman, Managing Director Investor Relations / Public Relations RCS Capital Corporation abackman@rcscapital.com Ph: (917) 475-2135